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                      FIRST AMENDMENT TO PLAN SUPPORT AGREEMENT

     FIRST AMENDMENT TO AGREEMENT (the "First Amendment"), dated as of November 13, 1998, between Heartland Wireless Communications, Inc., a Delaware corporation (the "Company"), and each other signatory party hereto.

     WHEREAS, the Company and each of the Holders entered into (or is otherwise bound by the terms of) an Agreement, dated as of October 5, 1998 (the "Plan Support Agreement"), under which, among other things, each Holder agreed under the terms and conditions described therein to vote its Senior Note Claims to accept a Plan of Reorganization consistent with the Restructuring Agreement; and

     WHEREAS, the Company and each Holder have agreed to amend the Agreement to make certain changes thereto.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. Capitalized terms used (but not defined herein) shall have the meanings ascribed to such terms in the Plan Support Agreement.

     2. Section 3 of the Plan Support Agreement is hereby amended by deleting Subsections (a) and (b) in their entirety and substituting the following subsections (a) and (b) in lieu thereof:

         (a) the Company and the Holders shall have failed to reach agreement in good faith prior to December 1, 1998, or such later date as the Company and the Holders shall mutually agree, regarding definitive documentation in respect of the Restructuring Agreement, including the Plan of Reorganization;

         (b) the Company shall not have commenced the Chapter 11 Case and filed a Plan of Reorganization consistent with the Restructuring Agreement and Disclosure Statement relating thereto with the United States Bankruptcy Court (the "Bankruptcy Court") on or before December 4, 1998 (the "Petition Date"), or such later date as the Company and the Holders shall mutually agree;

     3. This First Amendment may be executed by facsimile signature transmission in one or more counterparts, any one of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same agreement.

     The parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized representatives as of the date first set forth above.


 HEARTLAND WIRELESS                    NAME OF HOLDER:
    COMMUNICATIONS, INC.
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 By:                                   By:
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 Name:                                 Name:
 Title:                                Title: